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                                                                   Eshibit 10.16

                                 LEASE AGREEMENT

   Entered into and signed in ___________on ____of the month of December, 1999 between:

                B.A.T.M. Real Property (1994) Ltd.
                of 22 Hamelacha Street, Sibil  I.Z., Rosh Ha'ayin
                P.O.B. 11387, Rosh Ha'ayin 48091
                (hereinafter - "the Lessor")                   OF THE FIRST PART

                                      And:

                Given Imaging Ltd., a private company
                No. 51-257802-2
                of Building No. 7, New Industrial Zone, Yokne'am
                P.O.B. 258, Yokne'am 20692
                (hereinafter - "the Lessee"                   OF THE SECOND PART

Whereas the Lessor is the owner of rights pursuant to a long term lease agreement with the Israel Land Administration, in a plot of land known as plot No. 6 pursuant to Detailed Plan ___________ in block 11495 parcel 13, in the New Industrial Zone, Yokne'am (hereinafter - "the Plot");

And whereas the Lessor is erecting on the Plot a 5-storey hi-tech building on pillars (hereinafter - "the Building");

And whereas the Lessee is desirous of leasing areas in the Building as marked in the drawing attached to this Agreement as ANNEX A , and as hereinafter specified;

On floor 2 - 507.50 sq.m.; on floor 3 - 522.80 sq.m.; on floor 4 - 479.80 sq.m.
The Lessee's proportional share in the public areas is (15%) - 226.15 sq.m., making a total of 1736.60 sq.m. (hereinafter - "the Premises");

And whereas the Lessee declares and confirms that it has inspected the Premises and the surrounding thereof and is interested in leasing the Premises for the purpose prescribed in this Contract and sign a contract with the Management Company in the form hereto attached;

And whereas no key-money has been paid and the Tenant's Protection Laws will not apply to the lease forming the subject of this Contract;

And whereas the Lessor declares that it agrees to lease out the Premises to the Lessee pursuant to the provisions in this Contract;



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NOW, THEREFORE, IT HAS BEEN DECLARED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.     PREAMBLE

       The Preamble to this Contract and the annexes attached thereto form an integral part thereof.

2.     THE LEASE

       A. Subject to the following provisions and subject to full compliance by the Lessee of his obligations on time, the Lessor hereby leases out to the Lessee and the Lessee hereby leases from the Lessor the Premises under an unprotected lease for the purpose of the lease as hereinafter specified and pursuant to the other conditions of this Contract.

       B. The parties declare that there exists no legal and/or economic and/or other impediment to their entering into this Contract and the discharge of their obligations in full thereunder in time and precisely.

       C. The Lessor hereby grants to the Lessee a right of first refusal to lease further areas available for lease in the same wing of the Building in which the Premises are located, under the same conditions as are proposed by a potential third party lessee or under the conditions set out in this Contract, as opted by the Lessor.

3A.    RENT

       The rent for the Period of Lease shall be paid as specified in ANNEX "B" hereto attached.

4.     PERIOD OF LEASE

       The original period of lease is 5 years, commencing on 1.4.2000.

       Should the Lessee receive a demand from any competent authority whatsoever to vacate the Premises due to the non-receipt of a business License for reasons beyond its control, it shall be entitled to curtail the Period of Lease and terminate this Contract by 60 days' prior notice in writing.

5.     RECEIPT OF PREMISES

       A. The Lessee declares that it has inspected and approved the location of the Premises, the structure and details thereof pursuant to the annexes to this Contract, and the receipt of full details with respect to the standard of the finishes in the Premises to be delivered thereto, and the Lessee declares that it found the Premises suitable and fit for its objects. For the avoidance of doubt, it is declared that the finish standard of the Premises is identical to the finish standard in the Lessor's area in the first wing of the Building.



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       B.       The Lessee declares that it has seen and examined the planning condition of the Premises and the development and/or long-lease agreement and/or Town Building Plan applicable thereto, and it waives all claims of incompatibility with its needs and that it is aware that the designation of the Premises under the aforesaid is that of craft and industry purposes only and that any payment of any class whatsoever chargeable on the Premises in respect of the Lessee's specific use of the Premises shall be borne by the Lessee.

       C. The Lessor shall deliver the Premises to the Lessee not later than 1.4.2000. Notwithstanding the aforesaid, the Lessee is aware that the Premises are located in a new building which as of the date of execution of this Contract is still under construction, and according to the forecast of the building progress received by the Lessor from the building contractors, the Premises are said to be completed by 1.4.2000.

                Nevertheless, the Lessor reserves the right to delay the delivery date of the Premises by 30 days if the contractor fails to complete the Building in time and/or if same is not completed for other external reasons, as for example, the non-receipt of "Form 4", the failure to connect the Building to the electricity and water supply network, and the Lessee shall have no claims and/or demands in respect thereof.

       D. Should the Lessee not appear on the appointed day for the delivery of possession of the Premises, same shall be deemed as if delivery has been made on the appointed day and all the Lessee's obligations under this Contract shall apply as from that day.

       E. The receipt of possession of the Premises by the Lessee under this clause (including under sub-clause D. above) shall constitute a declaration by the Lessee that it has received the Premises pursuant to the provisions of this Contract.

       F. The Lessee declares that it is aware that the Building in which the Premises are located does not enable the operation and housing thereof without receiving the approvals of the authorities and compliance with their requests.

6.     THE PREMISES - TECHNICAL DESCRIPTION AND ALTERATIONS

       A. Should the Lessee wish to make any alteration in the Premises, it shall submit to the Lessor a specified request for alterations and the Lessor shall inform it within a reasonable time, whether it agrees to the requested alterations and the conditions for the performance of the said alterations, including the duration of the extended period of the lease of the Premises, or of any delay of the time of delivery, the price payable by the Lessee, the date of payment and such other conditions as may be resolved upon by the Lessor in respect thereof. The Lessee undertakes to



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                obtain all the approvals required and/or to be required in the future from the competent authorities for the purpose of the performance of the alterations.

          B. The Lessor shall connect the Premises to the air-conditioning system in the Building. The cost of such connecting is grossed up in the rent prescribed in Annex "B" to this Contract.

                The Lessee shall bear all the expenses of the operation of the air conditioning in the Premises and the operation of the system, as for example, water, electricity, repairs and maintenance expenses etc.

          C. Insofar as the Lessor permits to the Lessee to perform repairs and/or alterations in the Premises by itself, either during the period of the construction of the Premises or during the Period of Lease, such alterations shall be performed by the Lessee as a licensee only and after the receipt of the prior written consent of the Lessor, the approval of the professional consultants of the Lessor and the presentation of an insurance policy approved in advance by the Lessor.

       D. The Lessor shall be entitled to remove or demolish any alteration or addition in the Premises made by the Lessee without its consent, and the Lessee shall bear all the expenses incurred by the Lessor in connection therewith.

       E. For the avoidance of doubt, it is agreed that any alteration or addition in the Premises shall be the exclusive property of the Lessor and the Lessee shall not be entitled to request and receive from the Lessor any consideration whatsoever in respect thereof and they shall not be deemed as key-money. Moreover, the Lessee shall not be entitled to make any alteration therein without the Lessor's consent, except for such alterations and additions as have been expressly agreed upon that they be the property of the Lessee.

        F. Notwithstanding the aforesaid, insofar as so requested by the Lessor, the Lessee undertakes at the end of the Period of Lease, to dismantle any addition made in the Premises and restore the Premises to their previous condition as they were before the making of the addition, provided that the Lessee shall cause no damage to the Premises by the dismantling of the addition and restore the Premises to a proper condition and fit for immediate leasing, by the end of the Period of Lease, unless the Lessor informs it that it agrees to the remaining of the addition in the Premises, and in such event, ownership in the additions shall remain with the Lessor without the payment of any consideration therefor.

       G. The fixing of sign-posts in the Premises shall be made by the Management Company on behalf of the Lessor in coordination with the Lessee, subject to the receipt of all the permits and payment of all the taxes and fees in connection therewith. The Lessee shall pay its



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                proportional share in the said expenses. The Lessor shall be entitled to fix a signpost in the Premises on its own behalf.

7.     PURPOSE OF LEASE

       A. The purpose of the lease is to operate a business of development, production and marketing of products
                (integration) in the hi-tech field.

       B. The Lessee declares that it is aware of the Town Building Plan provisions applicable to the region. It is aware that the designation of the region is industry and craft and that it will be exclusively responsible to obtain a license for the management of its business in the Premises. Nevertheless, the non-issue of a business license as aforesaid, shall not constitute a breach of the contract with the Lessor. For the avoidance of doubt, however, same shall also not exempt the Lessee from its obligations under this Contract. The Lessor shall cooperate with the Lessee for the purpose of receiving the business license, without being obligated to invest any funds and/or labor for such purpose.

       C. The Lessee undertakes to manage its business in accordance with the provisions of any law, obtain the licenses required for the management of its business in the Premises subject to the provisions in sub-clause (c) above and not to alter the object of the lease without receiving the Lessor's prior approval in writing.

8.     EXTENSION OF PERIOD OF LEASE

       A. The Lessee is hereby granted an option to extend the Period of Lease by two additional periods, the first, of 24 months, as from the end of the Period of Lease ("the Extended Period of Lease"), and the second, of 34 months, as from the end of the first Extended Period of Lease, provided that it gives six month's advance written notice of its wish to do so before the end of the original Period of Lease under this Contract and/or any Extended Period of Lease, and provided further that the Lessee has complied with all the conditions of the Contract until that date. If no notice is given as aforesaid, the Period of Lease and/or the Extended Period of Lease will be terminated as provided in this Contract.

       B. If the Lessee elects to extend the Period of Lease as provided in sub-clause A. above, the rent during the whole Extended Period of Lease shall be as follows:

                B.1 for the first Extended Period of Lease (the sixth and the seventh year of the lease), the monthly rent shall be in the amount of the basic rent (as defined in Annex "B") for the last month of the last preceding year of lease, plus 2.5% increase oo the dollar amount, plus VAT.



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                B.2      for the second Extended Period of Lease, the monthly
                         rent shall be in the amount of the basic rent (as defined in Annex "B") of the last preceding year, plus 2.5% increase on the dollar amount, plus VAT.

       C. All the other conditions of this Contract shall apply to the Extended Period of Lease, mutatis mutandis, including the provision of guarantees and securities for the extended period and the extension of the period of insurance.

       D. In any case, the rent in the option periods shall not be higher than the rent normally charged in the "Tavor" Building.

9.     TAXES, CHARGES AND COMPULSORY PAYMENTS

       A. All the taxes, local rates, payments, fees, maintenance fees, levies and charges of all kind (hereinafter - "the Taxes"), whether municipal, governmental or others, imposed now or hereafter on or in connection with the Premises and the management of the Lessee's business in the Premises during the Period of Lease or in connection therewith, whether they are chargeable on a lessee and/or an occupier, shall be borne and paid by the Lessee as from the Date of Delivery. In the event in which the Lessor shall, for any reason whatsoever, pay any amount whatsoever which is to be borne by the Lessee under the provisions of the Contract, the Lessee shall be obligated to refund to the Lessor any amount paid thereby as aforesaid, provided that the Lessor delivered thereto a written notice specifying the payment required and gave the Lessee a 14 days time-extension for the payment of the Taxes.

                Notwithstanding the aforesaid, the Lessor shall pay any tax and/or charge chargeable on property owners, as e.g. property tax.

       B. The Lessee shall bear during the Period of Lease all the payments and expenses for the supply of electricity, water, gas and telephone to the Premises and any other payment which may be charged in respect of the use of the Premises, including payments to the Management Company as specified in the Management Agreement hereto attached.

       C. Value Added Tax charged on the Lessor or the Lessee in respect of the present lease shall be borne and paid by the Lessee only, against a tax invoice.

       D. Without derogating from the provisions in clause 10 A. - C. above, the Lessee undertakes to pay all the amounts charged thereon under clauses A. - C. on the dates prescribed by law.


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10.    SECURITIES

       A. As security for the discharge of all the obligations of the Lessee under this Contract, the Lessee shall provide the Lessor upon the execution of this Contract, with an unconditional autonomous bank guarantee, linked to the dollar, in a form acceptable by the Lessor, in an amount equal to $ 60,000, to the order of the Lessor. The guarantee shall be in force for a period of up to the end of the first year of lease and the guarantee shall be extended for additional one year periods, by and not later than 30 days prior to the end of each one year period as aforesaid.

       B. It is stipulated between the parties that the extension of the guarantee in time as aforesaid, is a fundamental obligation of the Lessee under this Contract.

       C. It is hereby expressly emphasized that the receipt of the bank guarantee by the Lessor shall not be deemed as payment of the rent, and it is designed as security only to secure the discharge of the Lessee's obligations under this Contract.

       D. In any case in which money will be due to the Lessor from the Lessee under this Contract and/or under the Management Agreement and the Lessee will fail to pay same notwithstanding the Lessor's demand (within 15 days from the Lessor's demand), the Lessor shall be entitled to enforce the bank guarantee and collect therefrom all the amounts due to the Lessor at the time and/or cover the damage caused to the Lessor and/or the Premises by the Lessee, provided that the Lessor notifies the Lessee of its intention to enforce the guarantee and gives a 7 days time-extension to the Lessee in order to rectify the claimed breach and/or damage.

       E. It is agreed between the parties that the Lessor will return the bank guarantee to the Lessee within 60 days after the termination of the lease and after the return of the Premises by the Lessee, provided that all the certificates proving that the Lessee paid all payments due therefrom to any third party or authority as specified in this Contract, are presented to the Lessor, and that no damage has been caused to the Premises by the Lessee for which it is liable under this Contract..

11.    LIABILITY AND INSURANCE

       With respect to liability and insurance, the provisions and conditions set out in ANNEX "C" attached to this Agreement as an integral part thereof, shall be complied with.

12.    ASSIGNMENT OF RIGHTS

       A. The Lessee undertakes not to deliver or transfer and/or assign and/or grant as a gift and/or charge and/or transfer otherwise, all or any of its



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                rights under this Contract and not to deliver the possession and/or the use of the Premises and/or let the Premises and/or any part thereof by way of a sub-lease and/or otherwise and not to permit any person and/or corporation, except for the Lessee's workers and/or employees, to use the Premises and/or any part thereof, either directly or indirectly, unless it receives the prior written consent therefor from the Lessor, and the provisions of section 22 of the Law of Hire and Loan shall not apply to the lease. The Lessor shall not withhold its consent except on reasonable grounds. The Lessor shall not object to any changes in the ownership of the Lessee.

       B. The Lessor shall be entitled to transfer the Premises and/or the Lessor's rights under this Contract, in whole or in part, to any person and/or body whosoever, without the need of the Lessee's consent, provided that its rights under this Contract shall not be affected. The Lessee undertakes to sign all documents required, if any, in respect of the transfer of the Lessor's rights in the Premises.

13.    PROVISIONS WITH RESPECT TO THE USE OF THE PREMISES

       A. The Lessee shall be entitled to use the Premises (and any one of the parts thereof) for the purpose of the lease and for no other purpose whatsoever.

       B. The Lessee shall maintain order and cleanliness in the Premises and the surrounding thereof and shall comply with the Lessor's instructions in respect of the cleaning procedure, the manner of removal of debris and garbage and the maintenance of the draining and sewage system in the Premises. The non-provision of instructions as aforesaid shall not exempt the Lessee from its obligations under this clause.

       C. The Lessee declares that by the commencement of the Period of Lease, it will obtain all the approvals and licenses required for the use of the Premises pursuant to the provisions of this Contract, the provisions of the Town Building Plan applicable to the Premises and the provisions of any law, and that it will maintain all the provisions of the law and the regulations in respect thereof and it shall always be equipped with appropriate licenses and approvals in respect of any activity related to the use of the Premises and requiring an approval or license under any law. The non-receipt of the said licenses and/or any part thereof shall not constitute grounds for the revocation of this Contract and/or the non-discharge of the Lessee's obligations thereunder, and especially, the non-payment of the rent and other payments thereunder, provided that the non-receipt of the said approvals does not emanate from the Lessor's failure to comply with its obligations under this Contract. Notwithstanding the aforesaid, the non-receipt of a business license for reasons independent of the Lessee, shall not constitute a breach of the Contract with the Lessor and in the event of a request from a competent



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                authority for the Lessee's vacation due to the non-receipt of the business license as aforesaid, section 4.B above shall apply.

       D. If the Lessee fails to comply with its aforesaid obligations in Sub-clause A - D, the Lessor or the Management Company shall be entitled (but not obliged) to perform by itself the maintenance and repairs which are to be borne by the Lessee, provided that it has given written notice to the Lessee and allowed it 14 days to perform the required maintenance and repairs, and the Lessee shall reimburse the Lessor all the expenses which it incurred for such purpose, immediately upon the first demand thereof and pursuant to the provisions in such demand.

       E.       1.    Any sign-posts on behalf of the Lessee or other means of
                      publicity or presentation on the external walls of the Premises or in the common areas in the Building and the vicinity thereof, shall be made in such format and size as prescribed in the Sign-post Annex - Annex "--".

                2. The Lessor shall be entitled to remove at the Lessee's cost any sign-post fixed by the Lessee in violation of this clause.

                3. The Lessee shall bear any tax or fee in respect of the fixing of the sign-post and the maintenance thereof and it shall also bear the duty to obtain any permit required for the fixing of the sign-post.

       F. The Lessee shall comply with the instructions of the Lessor and any other competent authority relating to the rules and procedure of fire extinguishing and prevention of fire, civil defense, safety and security, and shall acquire and/or install at its cost, pursuant to the instructions of the said body, all the preventive and safety equipment required for the application and maintenance of the said instructions and resulting from the management of the Lessee's business. The equipment shall remain the property of the Lessee, which may remove it from the Premises upon the termination of the Period of Lease and it shall do so if so requested by the Lessor.

       G. The Lessee shall use the Premises whilst avoiding any disturbance to its neighbors and the creation of any nuisance in the Premises or the surrounding thereof.

       H. The Lessee shall use only the access ways fixed by the Lessor and shall park all cars and trucks only at such places as prescribed by the Lessor. It shall not use any motor or other vehicles which are liable to damage the access ways and the parking lots and shall follow the instructions given by the Lessor or the Management Company in respect of the access and parking procedure within the limits of the Plot.

       I. Without derogating from the aforesaid, the Lessee shall use the Premises with proper care, maintain same in good and proper condition (including



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                whitewashing and painting) during the whole Period of Lease, comply with all the instructions of the manufacturers and the Lessor with respect to the maintenance of the Building and the facilities thereof, avoid the causation of any damage or fault to the Premises and repair forthwith and at its cost all the repairs required in order to comply with its obligations under this clause, except for wear and tear resulting from the regular and reasonable use of the Premises and/or the systems thereof.

       J. The Lessor may prescribe to the Lessee a date for the repair of any damage which the Lessee is obligated to repair under this Contract. If the Lessee fails to repair the damage to the satisfaction of the Lessor's engineer within the time prescribed, the Lessor shall be entitled to repair same at the Lessee's cost.

       K. The Lessee shall inform the Lessor of any damage to the Premises within 48 hours from the time of discovery thereof.

       L.. Without derogating from the generality of the aforesaid, the Lessor shall be bound to repair any constructional damage preventing the use of the Premises, caused to the Premises otherwise than as a result of an act or omission of the Lessee, within a reasonable time from the date of receipt of notice of the said damage. .

       M. In addition to all the Lessee's obligations under this Contract, the Lessee shall, upon signing this Contract, also sign a Management Agreement with the Management Company to be formed by the Lessor, attached to this Contract.

       N. In addition to all the aforesaid, the Lessee shall comply with all the use procedure and the rules published from time to time by the Lessor and/or the Management Company, including rules of the use of the Premises.

14.    ELECTRICITY AND WATER

       A. The Lessee confirms that it is aware that the connecting of the Premises to the water network is conditional upon the entering into an agreement between it and the local authority and that the payment for the water meter shall be borne by the Lessee.

       B. The Lessor will fix in the Premises a separate electricity meter for the Lessee, provided that the Lessee enters into a contract with the Electric Corporation and pays the costs of the connecting and the installation of the meter by the Israel Electric Company.

       C. The electric connection will be 3 X 25 amperes or as prescribed by the Lessor's engineer.

15.    MAINTENANCE OF PREMISES



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       A.       The Lessee shall not bring into the Premises any equipment which is liable to cause damage to the Premises or overload the floor of the Premises in excess of the load for which it is designed. The load permitted on each floor is as prescribed by the engineer on behalf of the Lessor.

       B. In any case of special or concentrated loading or consolidation of machinery, the Lessee must submit a plan and receive the prior written approval of the Lessor's engineer.

       C. The construction of the roof of the Premises is not calculated for any load and the use thereof for any purpose whatsoever is absolutely prohibited and dangerous. -

16.    MANAGEMENT OF THE PROPERTY

       A. The Lessor shall manage the property via a Management Company which will control the maintenance of the communal property, the public areas, the access ways to the buildings, the Premises etc. The Management Company shall prescribe rules and working procedure in coordination with the Lessee, which will be brought up to date from time to time, and these will bind the Lessee and the other users of the Building.

       B. The Lessee undertakes to sign a Management Agreement with the Management Company, under which it will receive therefrom the usual services and additional services as for example, security services, signposting, removal of industrial refuse, a communication center, gardening, current maintenance and cleaning, handling of parking lots and/or garages and insurance, all within the limits of the Plot and the buildings erected thereon (hereinafter - "the Management Agreement"). The form of the Management Agreement is hereto attached as ANNEX "D".

       C. The Lessee undertakes to pay to the Management Company the payments due in respect of the supply of services under the Management Agreement. These payments shall be fixed according to the actual management and maintenance costs, with the addition of 15% overhead, profit and management fees. The management fee per sq.m. collected from the Lessee will not exceed that collected from other lessees in the buildings, and in any case, will not exceed the amount of $ 1.5 per sq.m. per month (without air conditioning).

       D. The Lessee shall be able to inspect the Management Company's books after prior coordination with its managers.

17.    PARKING AREAS



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       The Lessee and/or its employees and/or visitors shall be entitled to use the parking places in the area, so long and insofar as they are not designated for the exclusive use of any third party whosoever.

       In addition, the Lessor shall make available for the Lessee's use 15 roofed/unroofed parking places, at the Lessor's choice, at no extra charge.

       The parking places made available to the Lessee will be marked in the Drawing, Annex A.

18.    INAPPLICABILITY OF THE TENANT'S PROTECTION LAWS

       A. The Premises and the lease are not protected under the provisions of the Secured Tenant Law (Consolidated Version) 5732-1972 nor under the provisions of any other law dealing with the secured tenants and/or securing the Lessee in any form whatsoever.

       B. Secured tenancy does not apply to the present lease, since the conditions mentioned in the Secured Tenant Law (Consolidated Version) 5732-1972 or any part thereof, have been fulfilled, namely:

                1.    The Premises constitute a separate unit.

                2. On the date of commencement of the period of the present lease, there was no tenant on the Premises who was entitled to duly occupy them.

                3. No key-money or any other consideration was paid to the Lessor, either directly or indirectly, for the grant of the lease.

                      The Premises were built after the date of commencement of the Secured Tenant Law (Miscellanous Provisions) 5728-1968 and were let for the first time after the said date.

       C. The Lessee declares and confirms that its expenses of and investments in making the alterations in the Premises, the addition or renovations, or any other investment made to adjust the Premises to its objects, shall in no way and form be deemed as key-money of any class whatsoever and shall not confer upon it any right whatsoever and these investments shall not affect the above provisions, according to which no law of the secured tenancy laws shall apply to the Premises.

19.    RIGHT OF ENTRY INTO THE PREMISES

       The representatives of the Lessor and the Management Company shall have a right of entry into the Premises during reasonable hours and after prior coordination with the Lessee, in order to check the measure of compliance with the provisions of this Contract and/or in order to perform such acts and take such means as are prescribed in this Law or in any other law, requiring the entry into the Premises.

20.    VACATION OF PREMISES

       A. Not later than the date of termination of the Period of Lease and/or the Extended Period of Lease, as the case may be, and prior thereto, in any case of the revocation or termination of the lease pursuant to the provisions of this Contract, the Lessee shall vacate the Premises and restore the possession thereof to the Lessor, same being unoccupied by any person and object (except for equipment and fittings belonging to the Lessor) and in good and proper condition, as they were delivered thereto, except for reasonable wear and tear.

       B. If the Lessee fails to vacate the Premises as provided in sub-clause A. above, then, in addition to and without affecting thereby any remedy or other relief available to the Lessor, the Lessee shall pay to the Lessor pre-determined and pre-estimated compensation at the rate equal to 200% of the rent for each month of delay, and an additional proportional share in respect of the additional days of arrears, and this, with the addition of linkage differentials between the basic index and the index published recently before the actual payment.

                In addition thereto, the Lessee shall pay to the Lessor any direct expense and/or damage and/or loss sustained by the Lessor or any third party as a result of the delay in vacating the Premises and the leasing thereof to a new tenant by the Lessor.

       C. In the event of the Lessee vacating or abandoning the Premises before the end of the Period of Lease or the breach of this Contract without the Lessor's prior consent in writing, the Lessee shall continue to pay to the Lessor the rent and the other payments applicable thereto pursuant to this Contract, until the end of the Period of Lease, as if it continued to occupy and use the Premises. The provisions of this clause shall not derogate from the Lessor's right to terminate the Contract on the basis of its other rights under this Contract and under the law.

                The aforesaid provisions shall not apply in the case of the revocation of this Contract by the Lessee under the law and/or pursuant to the provisions of this Contract.

21.    BREACH OF CONTRACT

       A. Without derogating from the provisions of any law, each one of the following acts or omissions shall be deemed as a fundamental breach of the Contract by the Lessee:

                1. the use of the Premises otherwise than for the purpose of the lease, as provided in clause 7 above.

                2. The transfer of the Lessee's rights in the Premises to another, in violation of clause 12 above.

                3. The failure to pay any amount which the Lessee is obligated to pay to the Lessor or any third party under this Contract and/or the Management Agreement, on the date prescribed for payment.

                      Arrears of payment of up to 10 days, however, shall not constitute a fundamental breach of the Contract.

                4. The issue of an order of receivership or a winding up order or the appointment of a receiver over the property of the Lessee or any part thereof, provided that the order and/or the appointment are not canceled within 60 days from the date of issue thereof.

                5. The failure to remove a nuisance after the receipt of a written caution from the Lessor 14 days in advance.

                6. The failure to restore possession of the Premises in time, in the manner and condition specified above.

                7. The non-acceptance of possession of the Premises on the date of delivery for any reason whatsoever, except for the case of a delay of delivery of the Premises as a result of the act or omission of the Lessor.

                8.    A fundamental breach of the Management Agreement.

                9. The failure of performance by the Lessee of the maintenance and repairs which the Lessee is obligated to perform in the Premises, provided that the Lessee has been given 22 days' prior notice in writing and it did not comply therewith.

                10. Any other breach of this Contract which, by its extent, nature and/or circumstances at the time of the breach, may be deemed as a fundamental breach, provided that the Lessee has been given 14 days' prior notice in writing and it did not comply therewith.

       B. If the Lessee commits a breach of any of the above principal conditions, the Lessor shall be entitled to revoke this Contract after serving a written notice and a time-extension of 14 days, during which period the breach is not corrected, and this Contract shall be deemed as revoked from the date prescribed in the Lessor's notice.

       C. If the Lessor gives notice of revocation of the Contract, the Lessee shall vacate the Premises and restore the possession thereof to the Lessor, same being unoccupied and free of any occupier, within 30 days from the receipt of the notice of revocation of this Contract.

       D. The provisions in this clause shall not derogate from other rights of the Lessor under this Contract or under the law.

       E. Any party violating any of the conditions of this Contract shall be obligated to pay to the complying party all the damage and losses caused thereto, without affecting the right of the injured party to any other remedy under this Contract or under the law, including the revocation of the Contract or the enforcement thereof.

       F. In any event in which the Lessee commits a fundamental breach of any of the conditions of the Contract and/or fails to pay the rent in time and does not cease to violate the Contract after a notice is delivered thereto, the Lessor shall be entitled to dispossess the Lessee from the Premises and cancel the Lessee's possession of the Premises.

22.    CONTRACT EXPENSES AND LEGAL COSTS

       A. Stamp duty in respect of the Contract, if any, shall be borne by the parties in equal shares. Stamp duty in respect of the notes, guarantees and the other expenses of this Contract shall be borne by the Lessee and paid to the Lessor upon demand.

       B. It is agreed and declared between the parties that in the event of the Lessee not vacating the Premises at the end of the Period of Lease or after a notice is sent thereto of the revocation of the lease pursuant to the provisions of this Contract, the Lessee shall, in addition to all the remedies prescribed in this Contract and in the law, bear all the direct expenses incurred by the Lessor in respect of the legal handling of any legal proceeding or claim or act in the Office of Execution, including the Lessor's lawyer's fee.

       C. The Lessee shall pay to the Lessor all the expenses as aforesaid immediately after the delivery of a written demand, with the addition of interest on arrears, at the highest rate prescribed by the Bank of Israel, as from the delivery of the letter of demand to the payment in fact.

       D. The Lessor shall be entitled to set off all the amounts due thereto under this Contract, including the expenses as aforesaid, against all the balances standing to the Lessee's credit and/or deduct same from the guarantees and/or the securities in its possession, and this, without affecting its right to collect such expenses from the Lessee.

       E.       Each party shall bear its own legal fees.

23.    MODIFICATION OF CONTRACT

       Any modification of and/or amendment to this Contract shall be made only by an express written document, signed by the parties to this Contract.

24.    DEVIATION

       The consent of any party to this Contract to deviate from its conditions in a certain case or in a series of cases, shall not constitute a precedent and no analogy shall be drawn therefrom with respect to that case or any other case in the future.

25.    NOTICES AND CAUTIONS

       A. Any notice and caution sent by one party to the other with respect to this Contract, shall be sent by registered mail or delivered personally, at the addresses of the parties stated in the Preamble to this Contract (or such other address of which due notice is given in writing), and any notice or caution as aforesaid shall be deemed as if delivered to the addressee upon the delivery thereof in fact - if delivered personally, and if sent by registered mail - within 48 hours from the date of dispatch.

       B.       The parties are as specified in the Preamble to this Contract.

26.    FURTHER MEASURES

       The parties shall take all the additional measures (including the signing of additional documents) required for the implementation of this Contract according to its word and spirit.

27.    MISCELLANEOUS

       A. Any waiver, abandonment, disregard, or failure to take legal action or delay of exercising any rights on the part of the Lessor in a certain case, shall under no circumstances be deemed a waiver, consent or instructions on the part of the Lessor. The Lessor shall be entitled to exercise at any time any of its rights under this Contract, pursuant to the law, whenever it may deem fit, notwithstanding any preceding waivers, concessions or abandonment.

       B. The parties to this Contract shall not be bound by any declaration, representation, agreements and obligations made in writing and orally, which are not included in this Contract and which were made prior the signing thereof. Any modification of and addition to this Contract shall be made in writing and signed by both parties, otherwise shall be of no effect.

       C. It is hereby expressly agreed between the parties that the courts in Tel-Aviv shall have exclusive jurisdiction over all the differences and/or disputes arising between the parties.

       D. The Lessee declares that it is aware that the office of Advocates Rami, Lahavi and Co. represents the Lessor only and that it has been notified of its right to be represented by a lawyer on its behalf.


        In witness of all the aforesaid the parties hereto have hereunto set their hand:


                    (-)                                         (-)
       B.A.T.M. REAL ESTATE (1994) LTD.                 GIVEN IMAGING LTD.
       --------------------------------                 ------------------
                The Lessor                                  The Lessee

                                    ANNEX A



A detailed drawing will be provided upon the completion of the architectural planning.

                                     ANNEX B

                            Rent and Terms of Payment

The rent for the Premises and the terms of payment thereof shall be as set out in Annex "C" to this Contract.

A. The monthly rent during the Period of Lease shall be an amount in NIS equal to USA $ 10.- per square meter of the Premises and totaling $ 17,366 a month (hereinafter - "the Basic Rent").

      In addition, the Lessee shall pay a management fee in an amount equal to $ 1.5.- per sq.m. and totaling $ 2,605 a month.

      The amounts stated above shall be paid to the Lessor in NIS at the representative exchange rate of the dollar known on the date of each payment.

B. In any case, the monthly rent shall not be lower than the rent paid in the preceding quarter.

C. For the avoidance of doubt, it is agreed that the rent shall be paid in full even if the Lessee has not used the Premises, in whole or in part, during the Period of Lease or the Extended Period of Lease, as the case may be, in whole or in part.

D. The Lessee undertakes to pay the rent to the Lessor with the addition of Value Added Tax against a tax invoice for the Period of Lease, in the following manner:

      1. The rent and the Value Added tax during the Period of Lease and during the Extended Period of Lease, as the case may be, for three months in advance.

            If the prescribed date of payment is a public holiday, payment shall be advanced to the last workday preceding the public holiday.

      2. The first payment shall be made by the Lessee on 1.4.2000 or on the date of delivery of possession of the Premises to the Lessee, and so forth on the first of each quarter thereafter.

E. Any payment in arrears shall bear interest at the highest rate customarily charged at that time by Bank Hapoalim Ltd. in a current loan account for drawings exceeding approved overdrafts or linkage differentials and permissible interest thereon, whichever is the higher amount, as elected by the Lessor, as from the first date of the arrears to the date of payment in fact.

                                    ANNEX "C"

                       Third party Liability and Insurance

1. Without derogating from the provisions in each clause of this Contract above, the Lessee shall be liable for any damage caused as a result of its negligence and/or the negligence of any person acting on its behalf (hereinafter - "Lessee's Liability"):

      A.    to the Building (including the Premises).

      B. to any third party staying in the Premises or the Building or outside the Building, and without derogating from the generality of the aforesaid, also visitors and invitees of the Lessee;

      C. to the Lessee's employees and the employees of the Lessor and the Management Company.

2. The Lessee alone shall be liable to the Lessor for any damage caused thereto, to the Premises or to any third party, and also for any claim filed against the Lessor and/or the Management Company by any party whosoever in respect of any act or omission on the part of the Lessee in the Premises.

      The Lessee undertakes to indemnify the Lessor for any amount which the Lessor will be ordered to pay to any person or legal body, in consequence of the Lessee's liability as aforesaid, including legal costs and legal fees, payments in respect of proceedings before any judicial body whatsoever.

3. The Lessor shall not bear any liability whatsoever or any indebtedness whatsoever for any damage and/or loss and/or damage to property or capital of any class whatsoever (either direct or indirect, including but not limited to the loss of rent) caused to the Lessee and/or its workers and/or employees and/or agents and/or customers and/or visitors and/or invitees and/or any other person, all those staying on the Premises (or at such other place occupied by the Lessee with the permission of the Lessor) or in the area adjacent to the Premises or on the way to the Premises, and/or for any damage to person or property suffered by the Lessee's neighbors in the Premises, unless caused by the fault of the Lessor,

      The Lessee alone shall be liable to the Lessor for any damage caused thereto, to the Premises or to any third party, and also for any claim filed against the Lessor and/or the Management Company by any party whosoever in respect of any act or omission on the part of the Lessee in the Premises. The Lessee shall indemnify the Lessor for any damage or expenses caused thereto, unless caused by the fault of the Lessor,

4. Without derogating from the Lessee's liability as provided above or under any law, the Lessee undertakes to take out and maintain at its cost the insurance as hereinafter specified, during the whole Period of Lease (hereinafter - "Lessee's Insurance"):

      A. Insurance of the contents of the Premises (including the renovations therein) on a reinstatement value basis in the form normally used by insurance companies in Israel, against extended risks of fire, including earthquakes and natural disasters. Coverage shall also include a condition with respect to the waiver of the right of substitution against the Lessor, the Management Company and all those acting on their behalf.

      B. Third party liability insurance to cover the Lessee's Liability for damage to person or property to any person or any legal body whosoever (including the Lessor and the Management Company), as a result of the Lessee's activity in the Premises, within a limited liability which shall be not less than US $ 500,000 per event and in aggregate for the coverage period.

            The insurance shall not include any exception with respect to liability resulting from fire, explosion, panic, lifting appliances, unloading and loading, sanitary facilities, poisoning, harmful substances in food or drink, strikes and lockouts, weakening of foundations or supports of any building whatsoever, as well as claims of the National Insurance Institute.

                              MANAGEMENT AGREEMENT

  Entered into and signed in ___________on ____of the month of December, 1999 between:

                B.A.T.M. Real Property (1994) Ltd.
                of 22 Hamelacha Street, Sibil  I.Z., Rosh Ha'ayin
                P.O.B. 11387, Rosh Ha'ayin 48091
                (hereinafter - "the Company")                 OF THE FIRST PART

                                      And:

                Given Imaging Ltd., a private company
                of Building No. 7, New Industrial Zone, Yokne'am
                P.O.B. 258, Yokne'am 20692
                (hereinafter - "the Lessee")                 OF THE SECOND PART

Whereas the Company is the owner of leasehold rights in a plot of land known as plot No. 6 pursuant to Detailed Plan ___________ in block 11495 parcel
    13, in the New Industrial Zone, in Yokne'am (hereinafter - "the
    Property"), on which a building has been erected (the area of the Property and the building thereon will hereinafter collectively be referred to as - "the Building");

And whereas the Lessor leased on _________ from the Company a hall comprising an area of about 1,736.60 sq.m. in Building Wing No. B - (hereinafter - "the Premises") pursuant to a Lease Agreement (hereinafter - "the Lease Agreement") of which this Agreement forms an integral part;

And whereas the Company leased and/or will lease in the future and/or occupies by itself and/or through persons or bodies acting in its name and on its behalf, other units in respect of additional parts in the Plot of land (hereinafter - "the Other Premises");

And whereas the parties are desirous of regulating between them the management of the Building, payment of the management and/or maintenance and/or operational fee and/or publicity expenses and/or any other expenses or payments required from the Lessee as an occupier and user of the Premises in the Building;

And whereas the Building has not yet been parcelated and the rights have not been registered in the Land Registrar, and the parties seek to ensure in the future the registration of this Management Agreement to secure the rights, duties and manner of use specified in this Agreement;

And whereas the parties wish to regulate their mutual obligations with respect to the management and implementation of the provisions above and below in this Agreement;

   NOW, THEREFORE, IT HAS BEEN AGREED AND DECLARED BY AND BETWEEN THE PARTIES
                                  AS FOLLOWS:

1.    PREAMBLE, ANNEXES AND HEADINGS

      1.1. The Preamble to this Agreement and the declarations of the parties therein form an integral part thereof. -

      1.2 The annexes to this Agreement form an integral part of the conditions thereof.

      1.3 The headings of the clauses are inserted to facilitate the reading only and are not to be used for the interpretation of the Agreement.

2.    DEFINITIONS

      2.1 For the purpose of this Agreement, the expressions hereinafter set out shall have the meaning set opposite them:

            "Facilities" - including air condition facilities, elevators and escalators, electricity, fire detecting systems, plumbing, lighting, water, sewage, canalization, sign-posting and other facilities in the Building insofar as they exist now and/or will exist in the future in the Building, provided that they are not subject to the exclusive possession of the Lessee or any other occupier whosoever.

            "The  Areas" - the facilities and the areas in the Building which exist now and/or will exist in the future which are not subject to the exclusive possession of the Lessee or any other occupier whosoever and which form common property, including the passages of the Building, roofs, entrances and exits, pavements, public conveniences, unloading and loading areas, elevators and escalators, shelters, access roads, pavements, traffic islands, gardens and flora and any other area in the Building constituting common property or used by the general body of occupiers of the Building or by the public visiting and using same.

            "Services" -   the management, operation, repair, maintenance,
                           cleaning, overhauling, lighting, guarding, replacing, gardening, publicity, insurance and maintenance of the areas and such other operations as the Management
                           Company may elect to manage, perform, provide, initiate or handle or which it may be required by the competent authorities to manage, perform or provide in the Areas, Building and the surrounding thereof.
                           In addition to the aforesaid, the services will also include the operations which the Management Company is authorized to perform under the conditions of this Agreement with respect to the Areas.

3.    MAINTENANCE AND MANAGEMENT SERVICES

      3.1 The Company undertakes, in consideration of the fulfillment of all the Lessee's obligations under this Agreement and the fulfillment of the obligations of the other occupiers of the Building, to manage, perform and operate the services and the facilities in the Building, and the Lessee agrees thereto and entrusts the Company with the exclusive management of the services and facilities in the Building, and undertakes to deal therewith pursuant to the specified provisions in this Agreement or otherwise as determined by the Company. The Lessee undertakes not to perform the services and any part thereof by itself or through others, except for the Company or on its behalf, so long as they are supplied by the Company at a reasonable and proper standard.

      3.2 Without derogating from the provisions in clause 3.1 above, the Company, subject to the fulfillment of the obligations of the Lessee and the other lessees, shall take care of the following matters as hereinafter specified:

            A. Cleaning, lighting and guarding of the Areas (except for those in the Premises and the other premises and the business managed therein).

            B. Gardening and handling of the flora in the Areas, maintenance, repair and improvement of the Areas and the sign-posts therein, and of the sewage, plumbing, electric, lighting systems, the elevators and the escalators in the Areas.

            C.    Whitewashing, painting, maintenance and renewal of the Areas.

            D. Insulation, sealing and repair of the Areas, including external walls and roofs of the Building, except for such as are linked to certain premises and the tenants of which will undertake the repair and insulation thereof and they will be exclusively used by them.

            E. Fixing of common signposts for all the occupiers of the Building.

            F. Property insurance of the Areas and the structure of the Building (expressly excluding the contents of the Premises and the other premises and repairs, alterations in and additions to the Premises made by and/or for the Lessee) against risks of fire, explosion, earthquake, commotion, strikes and malicious damage, flooding, and water damage as well as against such additional damage as, in the Company's opinion, may be required.

            G. third party insurance against damage that may be caused to person or property in the Areas (excluding the Premises and the other premises).

            H. Employers liability insurance for employees employed in the service of the Company in the Building (and expressly excluding employees of the Lessee or of occupiers of other premises).

            I. Payment of local and governmental taxes chargeable, if any, on the Areas, excluding the Premises and the other premises.

            J. The complete performance of each part of the said operations and the supply of all or any part of the said services, at the Company's choice.

                  Notwithstanding the aforesaid and for the avoidance of doubt, it is declared and agreed that the Lessee shall be exclusively responsible for the maintenance of the air conditioning system in the Premises, including the handling of and service to the system, insurance of the system against damage and faults, and it undertakes to restore the system to the Company at the end of the Period of Lease or at the end of the Extended Period of Lease, as the case may be, in the same condition in which it has received same except for reasonable wear and tear.

      3.3 For the avoidance of doubt, it is declared and agreed between the parties that the Company is not liable for any damage or loss caused to the Premises for any reason whatsoever, including where it is the result of theft, fire, burglary, water or sewage, unless the damage is caused by the Company's fault.

      3.4 It is hereby expressly agreed that the parking lots in the Building shall not constitute common property and shall remain under the Company's ownership. So long and insofar as the Company enables the use of the parking lots to the general body of the occupiers or the general body of visitors free of charge, the parking lots shall be maintained by the Company and shall be deemed as "Areas" for the purpose of this Agreement. The parking garage shall be maintained by the Company.

      3.5 The Company shall, from time to time at its discretion, be entitled to determine the extent of the operations to be performed thereby, the class and nature thereof and which part of the operations mentioned in clauses 3.1 and 3.2, if any, shall be performed thereby, and in which period and for how long, provided that it informs thereof to the Lessee at least one month in advance.

      3.6 In order to secure the option of replacing facilities used by all users in the Building or which also service the Areas or of performing basic repairs to the facilities and the Areas, the Company shall be entitled to form and maintain a depreciation and replacement fund, the moneys of which will be accumulated from the joint contributions of the Lessee and occupiers of the other premises in the Building and used for the said purpose. The Company shall be entitled to invest the moneys of the depreciation fund in such way as its management may decide, in a reliable manner, in order to maintain the value thereof.

      3.7   In order to enable the Company to exercise its powers under clauses
            3.1 and 3.2 above, the Company shall be permitted and the Lessee shall enable the Company to enter into the Premises and, inter alia, to open walls, floors, ceilings and other parts, replace and repair plumbing and pipelines and perform connections therewith, perform any work which, in the Company's opinion, is required for the exercise of the powers conferred thereon under this Agreement. In any case of an operation as aforesaid, the Company shall do its utmost to coordinate in advance with the Lessee the time of entry of its employees into the Premises.

            The Company shall procure the repair of any damage caused to the Premises as a result thereof, if any, at its cost, provided that no real interference is caused with the use of the Premises, except for the period of the works. The Lessee shall have no claim against the Company in respect of the interference caused thereto, subject to the said obligation of the Company.

      3.8 For the purpose of discharging its obligations under this Agreement, the Company shall hire an office and/or occupy an office in the Building and shall be entitled, at its discretion, to employ in full or partial position or under a special contract or under such conditions as it may deem fit: any operator, clerks, accountants, lawyers, workers, craftsmen, professionals, consultants, engineers, architects, contractors, advertisers, sub-contractors and such other persons and bodies as the Company may deem fit to employ and engage for the purpose of the supply of services to the Areas and the management of the maintenance company under this Agreement as a closed economic unit. The Company shall not employ any persons at a wage or in a quantity exceeding the normal practice in similar management companies.

4.    THE OBLIGATIONS OF THE LESSEE

      The Lessee hereby declares and undertakes to the Company as follows:

      4.1 To engage with the Company only in respect of all matters relating to the management and performance of the services under this Agreement, so long as it performs the said services at a reasonable and proper standard.

      4.2 To avoid by itself or through any other person except the Company, any act or handling assigned under this Agreement to the Company, so long as the services are supplied at a reasonable and proper standard, unless the Company agrees thereto in writing before the performance of the act or the handling.

      4.3 That it and the persons subordinated to it and acting on its behalf and in its name, shall cooperate with the Company in all cases in which such cooperation or assistance may be required in order to enable the regular and proper management and performance of the services and discharge all its obligations emanating, either directly or indirectly, from this Agreement.

      4.4 To make reasonable and careful use of the Premises in such manner as shall not affect the Building and the other occupiers and/or users thereof and/or the external form thereof and/or the high standard at which it has been built and is maintained.

      4.5 Not to place any signposts of any class whatsoever, either on the internal walls of the Building or on its external walls, without the prior written approval of the Company.

      4.6 To allow the Company and those acting on its behalf and in its name, to enter into the Premises for the performance of the operations specified above, for the performance of the operations related to the management and performance of the services, whether such works are done for the Premises or for other premises and/or occupiers, provided that the Company takes measures to reduce the injury and disturbance to the Lessee.

      4.7 To notify the Company of any fault requiring any action on the part of the Company.

      4.8 To pay to the Company on time any amount which it is obligated to pay under this Agreement, including maintenance fee as hereinafter specified.

      4.9 That insofar as the Lessee lets any rights of possession and/or the use of the Premises to another person and/or corporation pursuant to the provisions of the Lease Agreement (hereinafter - "the Recipient of the Rights"), it shall, prior to the transfer of the rights as aforesaid and upon the date prescribed therefor by the Company, cause the Recipient of the Rights to sign with the Company a management agreement in the present form. The signing of the agreement by the Recipient of the Rights with the Company shall not exempt the Lessee from discharging its obligations under this Agreement and it shall be liable jointly and severally with the Recipient of the Rights for the full discharge of its obligations under this Agreement.

      4.10 Without derogating from the aforesaid, in the event of the Lessee assigning its rights in the Premises under the Lease Agreement, it shall cause the purchaser to sign with the Company a management agreement in the present form. If the purchaser of the rights does not sign the Management Agreement as aforesaid for any reason whatsoever, the Lessee shall be liable to the Company for all its obligations in respect of this Contract as if it continued to occupy the Premises.

      4.11 To pay the stamp duty in respect of this Agreement, in equal shares with the Company.

5.    MAINTENANCE FEE AND PAYMENT THEREOF

      5.1   For the purposes of this Agreement, management fee means:

            all expenses involved in the operation of the Company and the exercise of its powers. Without derogating from the generality of the aforesaid, there shall be included within the definition of expenses as aforesaid, financing costs, amounts to be provided for the depreciation fund as provided in clause 3.6 at such reasonable rate as shall be determined by the Company, and profit at the rate of 15% on the total expenses of the Company.

      5.2 In addition to the maintenance fee, the Company shall collect in respect of electricity and water to the Premises and to premises in which no separate meter is installed according to the consumption of the Premises and/or according to the Company's meter as the Company may decide.

      5.3 The Company shall, within 4 months from the end of each calendar year, make the calculation of the maintenance fee having regard to the annual statement of the maintenance expenses with the addition of financing costs, profit and provision for the depreciation and replacement fund in the said calendar year. The said annual statement as certified by the Company's accountant shall constitute prima facie evidence of the truth thereof and of the Lessee's obligation of payment thereunder. The annual statement shall be delivered to the Lessee immediately upon the drawing up thereof.

      5.4 The Lessee undertakes to pay to the Company within 14 days from the receipt of the calculation of the maintenance fee set out in clause
            5.5 above, any difference standing to its debit, if any, between the amount due therefrom in the light of the annual statement and the amounts paid thereby on account of that year according to clause 5.3 above, with the addition of the Consumer's Price Index linkage differentials as published by the Central Bureau of Statistics (hereinafter - "the Consumer's Price Index"). If the statement shows a balance to the credit of the Lessee, the Lessee's account shall be credited with the balance and same shall be set off against the first maintenance fee due from the Lessee thereafter.

      5.5 Value Added Tax at the rate applicable on the date of payment in fact shall be added to each amount payable by the Lessee under this Agreement, including the maintenance fee of any kind and class whatsoever, and the Lessee undertakes to pay same together with all payments, against a valid tax invoice.

      5.6 The refusal or unwillingness of the Lessee to receive any service whatsoever and/or the cessation of the management and performance of the services by the Company pursuant to the provisions of clause 6.1(a) below, shall not exempt it from the obligation to pay the maintenance fee pursuant to the conditions of this Agreement.

      5.7 For the avoidance of doubt, it is hereby agreed between the parties that the Company is not obligated to perform any service or execute any act related to the Lessee or other occupiers of the Building and which is not related to the entire Building, unless the Company is of the opinion that it has an interest in providing such services or performing such acts.

            The Company shall be entitled to charge the Lessee for any additional special services, only if provided upon the express request or with the consent of the Lessee.

      5.8 The Company shall be entitled to invest any surplus funds in its hands, if any, in connection with the supply of the services, in such manner and form as its management may decide, provided that they are invested in reliable investments which maintain the value thereof.

6.    VIOLATIONS

      6.1 In any event of the Lessee falling into arrears of any payment whatsoever due therefrom or to be due therefrom hereafter to the Company under this Agreement and/or if it violates any of the conditions of this Agreement, the Company shall be entitled, without derogating from its right to any other legal remedy and at its choice, to take any one or more of the following steps, provided that it sent a notice in writing to the Lessee giving it a 14 day time-extension to make good the claimed violation:

            a. To stop altogether or partially the management and performance of the services supplied to the Lessee.

            b. To add Consumer's Price Index linkage differentials (at the rate of the increase of the last index known at the time of payment in fact compared with the index known on the date on which the Lessee was obligated to pay the said amount), to any payment or expense due from the Lessee and not paid in time, with the addition of linked interest at the rate of 8% per annum or, at the Company's choice, charge the Lessee compound interest at the rate of exceptional interest customarily charged by Bank Hapoalim Ltd. for such period.

            c.    To act in such other manner as it is authorized by law.

      6.2 All expenses or payments to be borne by the Company in consequence of the breach of the Agreement by the Lessee and/or the fact that steps are required to be taken against it, shall be paid by the Lessee upon demand.

7.    ASSIGNMENT OF RIGHTS

      7.1 It is expressly agreed between the parties that the Company shall be entitled to transfer its rights and duties, or any part thereof, to any other body or person at its exclusive discretion, and the Lessee hereby grants its prior consent to the transfer of the rights as aforesaid, provided that the Lessee's rights under this Agreement shall not be affected.

      7.2 Should the Company transfer any rights or duties as aforesaid to any third party whosoever (hereinafter - "the Transferee"), the Transferee shall be deemed as if he were a party to the Management Agreement AB INITIO, and the Company shall be exempted from all its obligations under this Management Agreement.

8.    GENERAL

      8.1 The parties undertake to mutually act in order to implement this Agreement.

      8.2 Without derogating from the aforesaid, it is hereby agreed between the parties that the provisions of this Agreement shall be binding upon the Lessee and its successors and it undertakes to act so that its successors shall undertake all its obligations under this Agreement.

9.    ADDRESSES OF THE PARTIES

      9.1 The parties hereby state their addresses for the purpose of the receipt of notices, pursuant to the Preamble in this Agreement,



            and any notice sent at any one of the said addresses shall be deemed as having reached the knowledge and destination of the other party if sent by registered mail, within three (3) days from the dispatch thereof and if delivered personally or by facsimile, on the date of delivery.


                        (-)                                       (-)
            B.A.T.M. REAL ESTATE (1994) LTD.               GIVEN IMAGING LTD.
            --------------------------------               ------------------
                     The Company                               The Lessee